Morgan Stanley

Mortgage Securities Trust

Summary Prospectus   |   February 28, 2019, as amended on March 6, 2019

Share Class and Ticker Symbols
Class A	Class B	Class L	Class I	Class C	Class IS
MTGAX	MTGBX	MTGCX	MTGDX	MSMTX	MORGX

Before you invest, you may want to review the Fund’s statutory prospectus (“Prospectus”), which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and the most recent annual and semiannual reports to shareholders, online at www.morganstanley.com/im/MortgageSecuritiesTrust. You can also get this information at no cost by calling toll-free 1-866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com. The Fund’s Prospectus and SAI, both dated February 28, 2019 (as may be supplemented from time to time), are incorporated by reference into this Summary Prospectus.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s Annual and Semi-Annual Reports to Shareholders (“Shareholder Reports”) will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund’s website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Investment Objective

Morgan Stanley Mortgage Securities Trust (the “Fund”) seeks a high level of current income.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value per share (“NAV”) of Class A shares of the Fund being purchased in a single transaction, together with the NAV of any Class A, Class B, Class L and Class C shares of the Fund already held in Related Accounts (as defined in the section of the Prospectus entitled “Shareholder Information—Share Class Arrangements”) as of the date of the transaction as well as Class A, Class B, Class L and Class C shares of any other Morgan Stanley Multi-Class Fund (as defined in the section of the Prospectus entitled “Shareholder Information—How to Exchange Shares—Permissible Fund Exchanges”) and including shares of Morgan Stanley Money Market Funds (as defined in the section of the Prospectus entitled “Shareholder Information—How to Exchange Shares—Permissible Fund Exchanges”) that you acquired in an exchange of Class A shares of the Fund or Class A shares of another Morgan Stanley Multi-Class Fund already held in Related Accounts as of the date of the transaction, amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your financial intermediary and on page 27 of the Prospectus in the section entitled “Shareholder Information—Share Class Arrangements” and in the section of the Fund’s Statement of Additional Information (“SAI”) entitled “Purchase, Redemption and Pricing of Shares.” In addition, Appendix A attached to the Prospectus contains more

Morgan Stanley Prospectus | Fund Summary

Mortgage Securities Trust (Con’t)

information regarding financial intermediary-specific sales charge waivers and discounts.

Class I shares may be available on brokerage platforms of firms that have agreements with the Fund’s principal underwriter permitting such firms to (i) offer Class I shares solely when acting as an agent for the investor and (ii) impose on an investor transacting in Class I shares through such platforms a commission and/or other forms of compensation to the broker. Shares of the Fund are available in other share classes that have different fees and expenses.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class L	Class I	Class C	Class IS
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.25%	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None[1]	5.00%[2]	None	None	1.00%[3]	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class L	Class I	Class C	Class IS
Advisory Fee	0.47%	0.47%	0.47%	0.47%	0.47%	0.47%
Distribution and/or Shareholder Service (12b-1) Fee	0.25%	0.85%	0.50%	None	1.00%	None
Other Expenses	0.59%	1.78%	0.69%	0.58%	0.60%	12.99%
Total Annual Fund Operating Expenses[4]	1.31%	3.10%	1.66%	1.05%	2.07%	13.46%
Fee Waiver and/or Expense Reimbursement[4]	0.31%	1.40%	0.36%	0.35%	0.27%	12.81%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[4]	1.00%	1.70%	1.30%	0.70%	1.80%	0.65%

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund’s operating expenses remain the same (except for the ten-year amounts for Class B shares that reflect the conversion to Class A shares six years after the end of the calendar month in which the shares were purchased and except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class A	$ 523	$ 793	$ 1,084	$ 1,911
Class B	$ 673	$ 1,125	$ 1,703	$ 2,492
Class L	$ 132	$ 488	$ 868	$ 1,935
Class I	$ 72	$ 299	$ 545	$ 1,251
Class C	$ 283	$ 623	$ 1,089	$ 2,379
Class IS	$ 66	$ 2,643	$ 4,802	$ 8,790

If You HELD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class A	$ 523	$ 793	$ 1,084	$ 1,911
Class B	$ 173	$ 825	$ 1,503	$ 2,492
Class L	$ 132	$ 488	$ 868	$ 1,935
Class I	$ 72	$ 299	$ 545	$ 1,251
Class C	$ 183	$ 623	$ 1,089	$ 2,379
Class IS	$ 66	$ 2,643	$ 4,802	$ 8,790
1	Investments in Class A shares that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge (“CDSC”) of 0.50% that will be imposed if you sell your shares within 18 months after the last day of the month of purchase, except for certain specific circumstances. See “Shareholder Information—Share Class Arrangements” for further information about the CDSC waiver categories.
2	The Class B CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See “Shareholder Information—Share Class Arrangements” for a complete discussion of the CDSC.
3	The Class C CDSC is only applicable if you sell your shares within one year after purchase. See “Shareholder Information—Share Class Arrangements” for a complete discussion of the CDSC.
4	The Fund’s “Adviser” and “Administrator,” Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee, its administration fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class A, 1.70% for Class B, 1.30% for Class L, 0.70% for Class I, 1.80% for Class C and 0.65% for Class IS. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund’s Board of Trustees acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 370% of the average value of its portfolio.

Morgan Stanley Prospectus  |  Fund Summary

Mortgage Securities Trust (Con’t)

Principal Investment Strategies

The Fund normally invests at least 80% of its assets in mortgage-related securities. This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes. These mortgage-related securities may include mortgage-backed securities such as mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), stripped mortgage-backed securities (“SMBS”), commercial mortgage-backed securities (“CMBS”) and inverse floating rate obligations (“inverse floaters”). The mortgage-backed securities in which the Fund invests may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers. The Fund is not limited as to the maturities (when a debt security provides its final payment) or types of mortgage-backed securities in which it may invest.

In making investment decisions, the Adviser considers economic developments, interest rate levels and other factors.

The Fund’s investment process incorporates information about environmental, social and governance issues (also referred to as ESG) via an integrated approach within the investment team’s fundamental investment analysis framework. The Fund’s Adviser may engage with management of certain issuers regarding corporate governance practices as well as what the Fund’s Adviser deems to be materially important environmental and/or social issues facing a company.

The Fund may invest up to 50% of its net assets in high yield securities (commonly referred to as “junk bonds”). High yield securities are fixed-income securities rated below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), below BBB- by S&P Global Ratings Group, a division of S&P Global Inc. (“S&P”), below BBB- by Fitch Ratings, Inc. (“Fitch”) or if unrated, considered by the Adviser to be of equivalent quality.

One type of mortgage-backed security in which the Fund may invest is a mortgage pass-through security, which represents a participation interest in a pool of residential mortgage loans originated by U.S. governmental or private lenders such as banks. Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively “Mortgage Assets”). CMOs are issued in multiple classes and each class has a fixed or floating rate and a stated maturity or final distribution date. Certain classes will have more predictable cash flows than others. The Fund may invest in any class of CMO. SMBS are derivative multi-class mortgage-backed securities. A common type of stripped mortgage-backed security will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class receives most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. Inverse floaters are obligations which pay interest at rates that vary inversely with changes in market rates of interest. Because the interest rate paid to holders of such obligations is generally determined by subtracting a variable or floating rate from a predetermined amount, the interest rate paid to holders of such obligations will decrease as such variable or floating rate increases and increase as such variable or floating rate decreases.

The Fund also may invest in other U.S. government securities, including, but not limited to, U.S. Treasury bills, notes and bonds, securities (including mortgage-backed securities) issued by agencies or instrumentalities of the U.S. Government which may or may not be backed by the full faith and credit of the United States, and securities issued by agencies or instrumentalities which are backed solely by the credit of the issuing agency or instrumentality.

The Fund may also invest in asset-backed securities and restricted and illiquid securities.

In addition, the Fund may invest up to 20% of its net assets in foreign securities, including U.S. dollar-denominated securities issued in the U.S. capital markets by foreign issuers, some of which are commonly known as “Yankee Bonds” and non-U.S. dollar-denominated securities, including Eurobonds.

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps and other related instruments and techniques. The Fund may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. These derivative instruments will be counted toward the Fund’s 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Principal Risks

There is no assurance that the Fund will achieve its investment objective, and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•	Fixed-Income Securities. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). The Fund may face a heightened level of interest rate risk in times of monetary policy change and uncertainty, such as when the Federal Reserve Board ends a quantitative easing program and/or has been raising rates. A rising interest rate environment increases certain risks,

Morgan Stanley Prospectus | Fund Summary

Mortgage Securities Trust (Con’t)

including the potential for periods of volatility and increased redemptions. The Fund may be subject to certain liquidity risks that may result from the lack of an active market and the reduced number and capacity of traditional market participants to make a market in fixed-income securities. The Fund is not limited as to the maturities (when a debt security provides its final payment) or durations (measure of interest rate sensitivity) of the securities in which it may invest. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled.

•	Mortgage-Backed Securities. Because the Fund concentrates its investments in the mortgage-backed securities industry, the Fund has greater exposure to the potential adverse economic, regulatory, political and other changes affecting such industry. Mortgage-backed securities entail prepayment risk, which generally increases during a period of falling interest rates. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of mortgage-backed securities will increase and market price will decrease. Rates of prepayment, faster or slower than expected by the Adviser, could reduce the Fund’s yield, increase the volatility of the Fund and/or cause a decline in NAV. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. In addition, mortgage-backed securities are subject to credit risk. The Fund may invest in non-agency mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers. Non-agency mortgage-backed securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying non-agency mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Furthermore, mortgage-backed securities may be subject to risks associated with the assets underlying those securities, such as a decline in value. The Fund may invest a substantial portion of its assets in non-agency mortgage-backed securities rated below investment grade, which are commonly known as “junk bonds” or “high yield/high risk securities.” The Fund’s investments in high yield securities pose significant risks. In addition, the Fund may invest in to-be-announced pass-through mortgage securities, which settle on a delayed delivery basis (“TBAs”). Investments in mortgage-backed securities may give rise to a form of leverage (indebtedness) and may cause the Fund’s portfolio turnover rate to appear higher. Leverage may cause the Fund to be more volatile than if the Fund had not been leveraged.

•	CMOs. CMOs are comprised of various tranches, the expected cash flows of which have varying degrees of predictability as compared with the underlying Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. In addition, if the collateral securing CMOs or any third-party guarantees is insufficient to make payments, the Fund could sustain a loss.

•	SMBS. Investments in each class of SMBS are extremely sensitive to changes in interest rates. IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of prepayment decreases. If the Fund invests in SMBS and interest rates move in a manner not anticipated by Fund management, it is possible that the Fund could lose all or substantially all of its investment.

•	CMBS. CMBS are subject to credit risk and prepayment risk. Although prepayment risk is present, it is of a lesser degree in CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

•	Inverse Floaters. Inverse floating rate obligations are obligations that pay interest at rates that vary inversely with changes in market rates of interest. Because the interest rate paid to holders of such obligations is generally determined by subtracting a variable or floating rate from a predetermined amount, the interest rate paid to holders of such obligations will decrease as such variable or floating rate increases and increase as such variable or floating rate decreases.

•	U.S. Government Securities. The U.S. government securities in which the Fund invests can be subject to two types of risk: credit risk and interest rate risk. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. While the credit risk associated with U.S. government securities generally is considered to be minimal, the interest rate risk can be substantial. With respect to U.S. government securities that are not backed by the full faith and credit of the United States, there is the risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

•	Asset-Backed Securities. Asset-backed securities involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities. Some asset-backed securities also entail

Morgan Stanley Prospectus  |  Fund Summary

Mortgage Securities Trust (Con’t)

prepayment risk, which may vary depending on the type of asset.

•	Liquidity. The Fund may make investments that are illiquid or restricted or that may become less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. Liquidity risk may be magnified in a rising interest rate environment or in other circumstances where investor redemptions from fixed-income mutual funds may be higher than normal. If the Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

•	High Yield Securities (“Junk Bonds”). The Fund’s investments in high yield securities expose it to a substantial degree of credit risk. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies, and therefore they may have more difficulty making scheduled payments of principal and interest. High yield securities are subject to greater risk of loss of income and principal than higher rated securities and may be considered speculative. High yield securities may experience reduced liquidity, and sudden and substantial decreases in price. An economic downturn affecting an issuer of high yield securities may result in an increased incidence of default. In the event of a default, the Fund may incur additional expenses to seek recovery.

•	Foreign Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. In addition, the Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

•	Derivatives. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Past Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class A shares’ performance from year-to-year and by showing how the Fund’s average annual returns for the one, five and 10 year periods and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other classes, which is shown in the table below, will differ because the classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown. The Fund’s returns in the table include the maximum applicable sales charge for each class and assume you sold your shares at the end of each period (unless otherwise noted). The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free (800) 548-7786.

Annual Total Returns—Calendar Years

High Quarter	09/30/12	3.85%
Low Quarter	06/30/13	-1.56%

Morgan Stanley Prospectus | Fund Summary

Mortgage Securities Trust (Con’t)

Average Annual Total Returns

(for periods ended December 31, 2018)7

	Past 1 Year	Past 5 Years	Past 10 Years	Since Inception
Class A1
Return Before Taxes	-2.63%	3.44%	4.68%	4.32%
Return After Taxes on Distributions[2]	-3.97%	1.39%	2.89%	2.39%
Return After Taxes on Distributions and Sale of Fund Shares	-1.57%	1.67%	2.84%	2.50%
Class B1
Return Before Taxes	-3.90%	3.37%	4.63%*	5.19%*
Class L1
Return Before Taxes	1.37%	4.07%	4.74%	3.95%
Class I1
Return Before Taxes	2.12%	4.73%	5.51%	4.73%
Class C1
Return Before Taxes	-0.11%	N/A	N/A	2.85%
Class IS1,3
Return Before Taxes	N/A	N/A	N/A	N/A
Bloomberg Barclays U.S. Mortgage Backed Securities (MBS) Index (reflects no deduction for fees, expenses or taxes)[4]	0.99%	2.53%	3.11%	4.76%[6]
Lipper U.S. Mortgage Funds Index (reflects no deduction for taxes)[5]	1.02%	2.65%	3.78%	4.34%[6]

*

Effective February 2019, Class B shares will generally convert to Class A shares approximately six years after the end of the calendar month in which the shares were purchased. The “Past 10 Years” and “Since Inception” performance for Class B shares reflects the conversion to Class A shares approximately eight years after the end of the calendar month in which the shares were purchased, as effective on December 31, 2018.

(1)

Class A , L and I shares commenced operations on July 28, 1997, Class B shares commenced operations on March 31, 1987, Class C shares commenced operations on April 30, 2015 and Class IS shares commenced operations on June 15, 2018.

(2)	These returns do not reflect any tax consequences from a sale of your shares at the end of each period, but they do reflect any applicable sales charges on such a sale.
(3)	Class IS shares of the Fund had not completed a full calendar year of operations as of December 31, 2018 and therefore Class IS shares do not have annualized return information to report.
(4)

The Bloomberg Barclays U.S. Mortgage Backed Securities (MBS) Index tracks agency mortgage backed pass-through securities (both fixed-rate and hybrid ARM) guaranteed by Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC). This index is the Mortgage Backed Securities Fixed Rate component of the Bloomberg Barclays U.S. Aggregate Index. It is not possible to invest directly in an index.

(5)

The Lipper U.S. Mortgage Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper U.S. Mortgage Funds classification. There are currently 30 funds represented in this index.

(6)	Since Inception reflects the inception date of Class A shares.

(7)

During 2016, the Fund received proceeds related to certain non-recurring litigation settlements. Had these settlements not occurred, the five, 10 year and since inception (where applicable) returns before and after taxes for such periods would have been lower. Please refer to the Financial Highlights for further information.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund’s other classes will vary from the Class A shares’ returns. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Portfolio Managers. The Fund is managed by members of the Taxable Fixed Income team. Information about the members jointly and primarily responsible for the day-to-day management of the Fund’s portfolio is shown below:

Name	Title with Adviser	Date Began Managing Fund
Gregory Finck	Managing Director	January 2015
Neil Stone	Managing Director	March 2014

Purchase and Sale of Fund Shares

The Fund has suspended offering Class B and Class L shares of the Fund for sale to all investors. The Class B and Class L shareholders of the Fund do not have the option of purchasing additional Class B or Class L shares, respectively. However, the existing Class B and Class L shareholders may invest in additional Class B and Class L shares through reinvestment of dividends and distributions.

The minimum initial investment generally is $5 million for Class I shares and $1,000 for each of Class A and Class C shares of the Fund. To purchase Class IS shares, an investor must meet a minimum initial investment of $10 million or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Internal Revenue Code of 1986, as amended (the “Code”), and in each case subject to the discretion of the Adviser. The minimum investment requirements may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled “Shareholder Information—How to Buy Shares—Minimum Investment Amounts.”

You can purchase or sell Fund shares on any day the New York Stock Exchange (“NYSE”) is open for business directly from the Fund by mail (c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone ((800) 548-7786) or by contacting your Morgan Stanley

Morgan Stanley Prospectus  |  Fund Summary

Mortgage Securities Trust (Con’t)

Financial Advisor or other authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund’s “Distributor,” Morgan Stanley Distribution, Inc. (each, a “Financial Intermediary”). In addition, you can sell Fund shares at any time by enrolling in a systematic withdrawal plan. Your shares will be sold at the next price calculated after we receive your order to redeem. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. For more information, please refer to the sections of the Prospectus entitled “Shareholder Information—How to Buy Shares” and “—How to Sell Shares.”

To contact a Morgan Stanley Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley office nearest you or access our office locator at www.morganstanley.com.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Fund shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s web site for more information.

© 2019 Morgan Stanley.

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